Exhibit 99.3

AMC ENTERTAINMENT INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 29, 2005

(thousands of dollars)

	As of September 29, 2005
	AMCE Historical	LCE Historical	Purchase Price Pro Forma Adjustments(a)		Pro Forma Adjustments(b)		AMCE Pro Forma
Assets:
Cash and equivalents	$71,797	$48,951	$(14,877	)(1)	$67,322	(1)	$173,193
Current assets	92,548	60,340	1,019	(4)	(18,560	)(2b)	135,347
Property, net	814,146	683,166	188,280	(4)	(67,267	)(13)	1,618,325
Intangible assets, net	181,129	152,409	(70,006	)(4)	(739	)(13)	262,793
Goodwill	1,313,865	556,945	103,973	(4)	—		1,974,783
Deferred income taxes	49,625	—	(11,000	)(4)	13,024	(2a)	2,024
					(49,625	)(2b)
Other long-term assets	112,556	163,996	(4,572	)(4)	20,686	(1)	199,398
					(2,034	)(3)
					(13,024	)(2)
					(78,210	)(4)

Total assets	$2,635,666	$1,665,807	$192,817		$(128,427)		$4,365,863

Liabilities and Stockholder’s Equity:
Current liabilities	$260,476	$152,654	$29,427	(4)	$(11,755	)(1)	$430,802
Corporate borrowings:
New senior secured credit facility	—	—	—		643,500	(1)	643,500
Existing Loews senior secured credit facility	—	614,125	—		(614,125	)(1)	—
10% mortgage payable due 2007	—	2,236	—		—		2,236
Senior floating rate notes due 2010	205,000	—	—		—		205,000
8 5/8% senior fixed rate notes due 2012	250,000	—	—		—		250,000
9 1/2% senior subordinated notes due 2011	218,571	—	—		—		218,571
9 7/8% senior subordinated notes due 2012	188,648	—	—		—		188,648
8% senior subordinated notes due 2014	298,591	—	—		—		298,591
Loews Notes	—	315,000	3,938	(4)	(318,938	)(1)	—
New senior subordinated debt	—	—	—		325,000	(1)	325,000
Existing Cinemex term loan facility	—	106,695	—		—		106,695
Capital and financing lease obligations	34,711	26,158	(3,252	)(4)	—		57,617
Other long-term liabilities	318,635	90,902	11,671	(4)	(12,126	)(13)	409,082

Total liabilities	1,774,632	1,307,770	41,784		11,556		3,135,742
Stockholder’s Equity:
Common stock	—	—	—		—		—
Additional paid-in capital	936,166	422,774	86,296	(4)	—		1,445,236
Accumulated other comprehensive loss	(1,945)	9,984	(9,984	)(4)	—		(1,945)
Accumulated deficit	(73,187)	(74,721)	74,721	(4)	(139,983	)(4)	(213,170)

Stockholder’s equity (deficit)	861,034	358,037	151,033		(139,983)		1,230,121

Total liabilities and stockholder’s equity	$2,635,666	$1,665,807	$192,817		$(128,427)		$4,365,863

(a)	Purchase price pro forma adjustments reflect the purchase, including the allocation of purchase price to the assets and liabilities acquired in connection with the Mergers.

(b)	Pro forma adjustments reflect all other adjustments related to the Mergers.

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

AMC ENTERTAINMENT INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FIFTY-TWO WEEKS ENDED MARCH 31, 2005

(thousands of dollars)

	Fifty-Two Weeks Ended March 31, 2005
	AMCE From Inception July 16, 2004 through March 31, 2005 Historical	AMCE April 2, 2004 through December 23, 2004 Historical	Elimination of amounts recorded by Successor and Predecessor		Marquee Transaction Pro Forma Adjustments		NCM Pro Forma Adjustments		AMCE Pro Forma	LCE for the Five Months Ended December 31, 2004 Historical	LCE for the Seven Months Ended July 31, 2004 Historical	LCE for the Three Months Ended March 31, 2005 Historical	LCE for the Three Months Ended March 31, 2004 Historical	LCE for the Twelve Months Ended March 31, 2005 Historical	LCE Conforming Reclassification		LCE Transaction Related Adjustments		LCE Pro Forma	AMCE Pro Forma and LCE Pro Forma Combined	Merger Transactions Pro Forma Adjustments		AMCE Pro Forma
	(Successor)	(Predecessor)								(Successor)	(Predecessor)	(Successor)	(Predecessor)
Revenues	$452,900	$1,293,968	$—		$—		$(48,873	)(7)	$1,697,995	$356,038	$567,280	$202,500	$(209,700)	$916,118	$—		$—		$916,118	$2,614,113	$(82,123	)(13)	$2,531,990
Cost of operations	289,757	838,090	—		—		(40,261	)(7)	1,087,586	278,556	428,039	164,120	(164,346)	706,369	(133,852	)(5)	—		572,517	1,660,103	(53,151	)(13)	1,606,952
Rent	83,904	232,208	—		(4,806	)(6)	—		311,306	—	—	—	—	—	130,905	(5)	—		130,905	442,211	(15,848	)(13)	421,873
																					(4,490	)(14)
General and administrative:																							—
M&A costs	22,268	42,732	—		(63,057	)(6)	—		1,943	—	—	—	—	—	14,774	(5)	(8,619	)(6)	6,155	8,098	—		8,098
Management fee	500	—	—		—		—		500	—	—	—	—	—	4,340	(5)	(300	)(6)	4,040	4,540	—		4,540
Other	14,716	33,908	—		—		—		48,624	20,934	43,334	12,082	(15,798)	60,552	(19,241	)(5)	—		41,311	89,935	—		89,935
Pre-opening expense	39	1,292	—		—		—		1,331	—	—	—	—	—	1,222	(5)	—		1,222	2,553	—		2,553
Theatre and other closure expense	1,267	10,758	—		—		—		12,025	—	—	—	—	—	—		—		—	12,025	—		12,025
Restructuring charge	4,926	—	—		—		—		4,926	—	—	—	—	—	127	(5)	—		127	5,053	—		5,053
Depreciation and amortization	45,263	90,259	—		34,381	(6)	—		169,903	45,771	49,623	26,905	(21,803)	100,496	1,725	(5)	6,711	(6)	108,932	278,835	(7,109	)(13)	294,625
																					22,919	(14)
Disposition of assets and other (gains)/losses	(302)	(2,715)	—		—		—		(3,017)	1,430	(3,734)	—	47	(2,257)	—		—		(2,257)	(5,274)	—		(5,274)

Total costs and expenses	462,338	1,246,532	—		(33,482)		(40,261)		1,635,127	346,691	517,262	203,107	(201,900)	865,160	—		(2,208)		862,952	2,498,079	(57,679)		2,440,400
Other expense	(6,778)	—	—		—		—		(6,778)	882	6,856	—	—	7,738	—		(7,738	)(6)	—	(6,778)	—		(6,778)
Interest expense	41,715	74,259	(12,811	) (12)	18,077	(9)	—		111,413	36,005	16,663	17,655	(7,237)	63,086			12,846	(9)	70,863	182,276	79,625	(10)	205,272
					849	(9)	—										(5,069	)(9)			2,624	(10)
					(3,541	)(6)	—														(54,842	)(10)
					(7,135	)(11)	—														(4,411	)(10)
							—
Investment income	(2,511)	(6,476)	2,225	(12)	831	(11)	—		(5,931)	(1,438)	(933)	(1,080)	1,425	(2,026)	—		2,077	(8)	51	(5,880)	—		(5,880)

Total other expense	32,426	67,783	(10,586)		9,081		—		98,704	35,449	22,586	16,575	(5,812)	68,798	—		2,116		70,914	169,618	22,996		192,614

Earnings (loss) from continuing operations before income taxes	(41,864)	(20,347)	10,586		24,401		(8,612)		(35,836)	(26,102)	27,432	(17,182)	(1,988)	(17,840)	—		92		(17,748)	(53,584)	(47,440)		(101,024)
Income tax provision (benefit)	(6,800)	15,000	4,500	(15)	(15,500	)(15)	(3,400)		(6,200)	(3,244)	12,886	(113)	(2,958)	6,571	—		900	(15)	7,471	1,271	10,190	(16)	11,461

Loss from continuing operations	$(35,064)	$(35,347)	$6,086		$39,901		$(5,212)		$(29,636)	$(22,858)	$14,546	$(17,069)	$970	$(24,411)	$—		$(808)		$(25,219)	$(54,855)	$(57,630)		$(112,485)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

2

AMC ENTERTAINMENT INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

TWENTY-SIX WEEKS ENDED SEPTEMBER 29, 2005

(thousands of dollars)

	Twenty-Six Weeks Ended September 29, 2005
	AMCE Twenty-Six Weeks Ended September 29, 2005 Historical	LCE for the Three Months Ended June 30, 2005 Historical	LCE for the Three Months Ended September 30, 2005 Historical	LCE Conforming Reclassification		Merger Transactions Pro Forma Adjustments		AMCE Pro Forma
	(Successor)	(Successor)	(Successor)
Revenues	$811,719	$216,019	$222,089	$—		$(38,909)	(13)	$1,210,918
Cost of operations	533,373	172,588	173,868	(68,210)	(5)	(26,219)	(13)	785,400
Rent	156,692	—	—	65,999	(5)	(7,490)	(13)	213,659
						(1,542)	(14)
General and administrative:						—
M&A costs	2,640	—	—	3,340	(5)	—		5,980
Management fee	1,000	—	—	1,998	(5)	—		2,998
Other	18,161	14,144	13,440	(5,338)	(5)	—		40,407
Pre-opening expense	736	—	—	274	(5)	—		1,010
Theatre and other closure expense	980	—	—	—		—		980
Restructuring charge	3,908	—	—	—		—		3,908
Depreciation and amortization	75,467	27,412	29,799	1,937	(5)	(3,131)	(13)	142,207
						10,723	(14)
Disposition of assets and other (gains)/losses	(770)	199	960	—		—		389

Total costs and expenses	792,187	214,343	218,067	—		(27,659)		1,196,938
Other expense	(6,047)	—	—	—		—		(6,047)
Interest expense	52,581	20,692	20,723	—		39,813	(10)	101,039
						1,312	(10)
						(31,933)	(10)
						(2,149)	(10)
Investment expense (income)	(372)	543	(2,482)	—		3,194	(8)	883

Total other expense	46,162	21,235	18,241	—		10,237		95,875

Earnings (loss) from continuing operations before income taxes	(26,630)	(19,559)	(14,219)	—		(21,487)		(81,895)
Income tax provision (benefit)	(10,300)	(629)	1,645	—		8,658	(16)	(626)

Loss from continuing operations	$(16,330)	$(18,930)	$(15,864)	$—		$(30,145)		$(81,269)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

AMC ENTERTAINMENT INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FIFTY-TWO WEEKS ENDED SEPTEMBER 29, 2005

(thousands of dollars)

	Fifty-Two Weeks Ended September 29, 2005
	AMCE From Inception July 16, 2004 through March 31, 2005 Historical	AMCE April 2, 2004 through December 23, 2004 Historical	AMCE Twenty-Six Weeks Ended September 29, 2005 Historical	AMCE Twenty-Six Weeks Ended September 30, 2004 Historical	AMCE Fifty-Two Weeks Ended September 29,2005 Historical	Elimination of Amounts Recorded by Successor and Predecessor		Marquee Transactions Pro Forma Adjustments		NCM Pro Forma Adjustments		AMCE Pro Forma	LCE for the Five Months Ended December 31, 2004 Historical	LCE for the Nine Months Ended September 30, 2005 Historical	LCE for the Two Months Ended September 30, 2004 Historical	LCE for the Twelve Months Ended September 29, 2005 Historical	LCE Conforming Reclassification		LCE Transaction Related Adjustments		LCE Pro Forma	AMCE Pro Forma and LCE Pro Forma Combined	Merger Transactions Pro Forma Adjustments		AMCE Pro Forma
	(Successor)	(Predecessor)	(Successor)	(Predecessor)									(Successor)	(Successor)	(Predecessor)
Revenues	$452,900	$1,293,968	$811,719	$(918,291)	$1,640,296	$—		$—		$(24,415	)(7)	$1,615,881	$356,038	$640,608	$(126,812)	$869,834	$—		$—		$869,834	$2,485,715	$(77,217	)(13)	$2,408,498
Cost of operations	289,757	838,090	533,373	(591,141)	1,070,079	—		—		(19,658	)(7)	1,050,421	278,556	510,576	(105,878)	683,254	(134,677	)(5)	—		548,577	1,598,998	(51,001	)(13)	1,547,997
Rent	83,904	232,208	156,692	(158,890)	313,914	—		(1,518	)(6)	—		312,396	—	—	—	—	129,519	(5)	—		129,519	441,915	(15,056	)(13)	424,479
																							(2,380	)(14)
General and administrative:
M&A costs	22,268	42,732	2,640	(3,843)	63,797	—		(59,740	)(6)	—		4,057	—	—	—	—	6,266	(5)	—		6,266	10,323	—		10,323
Management fee	500	—	1,000	—	1,500	—		—		—		1,500	—	—	—	—	3,996	(5)	—		3,996	5,496	—		5,496
Other	14,716	33,908	18,161	(30,506)	36,279	—		—		—		36,279	20,934	39,666	(8,600)	52,000	(10,262	)(5)	—		41,738	78,017	—		78,017
Pre-opening expense	39	1,292	736	(981)	1,086	—		—		—		1,086	—	—	—	—	1,069	(5)	—		1,069	2,155	—		2,155
Theatre and other closure expense	1,267	10,758	980	(10,321)	2,684	—		—		—		2,684	—	—	—	—	—		—		—	2,684	—		2,684
Restructuring charge	4,926	—	3,908	—	8,834	—		—		—		8,834	—	—	—	—	—		—		—	8,834	—		8,834
Depreciation and amortization	45,263	90,259	75,467	(61,078)	149,911	—		10,740	(6)	—		160,651	45,771	84,116	(14,051)	115,836	4,089	(5)	—		119,925	280,576	6,650	(13)	294,635
																							(20,709	)(14)
Disposition of assets and other (gains)/losses	(302)	(2,715)	(770)	2,395	(1,392)	—		—		—		(1,392)	1,430	1,159	(1)	2,588	—		—		2,588	1,196	—		1,196

Total costs and expenses	462,338	1,246,532	792,187	(854,365)	1,646,692	—		(50,518)		(19,658)		1,576,516	346,691	635,517	(128,530)	853,678	—		—		853,678	2,430,194	(54,378)		2,375,816
Other expense	(6,778)	—	(6,047)	—	(12,825)	—		—		—		(12,825)	882	—	(882)	—	—		—		—	(12,825)	—		(12,825)
Interest expense	41,715	74,259	52,581	(43,902)	124,653	(12,811	)(12)	(1,028	)(6)	—		106,108	36,005	59,070	(11,921)	83,154	—		(5,750	)(9)	77,404	183,512	79,625	(10)	201,143
								(4,706	)(11)	—													2,624	(10)
										—													(60,245	)(10)
										—													(4,373	)(10)
Investment income	(2,511)	(6,476)	(372)	2,998	(6,361)	2,225	(12)	584	(11)	—		(3,552)	(1,438)	(3,019)	1,750	(2,707)	—		4,285	(8)	1,578	(1,974)	—		(1,974)

Total other expense	32,426	67,783	46,162	(40,904)	105,467	(10,586)		(5,150)		—		89,731	35,449	56,051	(11,053)	80,447	—		(1,465)		78,982	168,713	17,631		186,344

Earnings (loss) from continuing operations before income taxes	(41,864)	(20,347)	(26,630)	(23,022)	(111,863)	10,586		55,668		(4,757)		(50,366)	(26,102)	(50,960)	12,771	(64,291)	—		1,465		(62,826)	(113,192)	(40,470)		(153,662)
Income tax provision (benefit)	(6,800)	15,000	(10,300)	(14,300)	(16,400)	4,500	(15)	(1,600	)(15)	(1,900)		(15,400)	(3,244)	903	4,608	2,267	—		2,400	(15)	4,667	(10,733)	(12,230	)(16)	1,497

Loss from continuing operations	$(35,064)	$(35,347)	$(16,330)	$(8,722)	$(95,463)	$6,086		$57,268		$(2,857)		$(34,966)	$(22,858)	$(51,863)	$8,163	$(66,558)	$—		$(935)		$(67,493)	$(102,459)	$(52,700)		$(155,159)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

4

AMC ENTERTAINMENT INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

(1)	Reflects the cash sources and uses of funds in connection with the Merger Transactions as summarized below.

Sources of Funds	Amount		Uses of Funds	Amount
	(thousands of dollars)			(thousands of dollars)
Cash from term loan of new senior secured credit facility (long-term)	$643,500		Term loan of existing Loews senior secured credit facility (long term)	$614,125
Cash from term loan of new senior secured credit facility (short-term)	6,500	(a)	Term loan of existing Loews senior secured credit facility (short term)	6,300	(a)
New senior subordinated debt	325,000		Loews Notes	315,000
Net cash used	25,765	(e)	Consent payment	3,938
			Accrued interest on term loan of existing Loews senior secured credit facility	7,257	(a)
			Accrued interest on Loews Notes	4,698	(a)
			Transaction fees	14,877	(b)
			Transaction expenses	13,884	(c)
			Debt issuance costs	20,686	(d)

Total sources	$1,000,765		Total uses	$1,000,765

(a)	Included in current liabilities.

(b)	Represents transaction fees which are expected to be capitalized in connection with the Merger Transactions.

(c)	Represents transaction expenses which are expected to be expensed in connection with the Merger Transactions.

(d)	Represents debt issuance costs which are expected to be capitalized in connection with the refinancing portion portion of the Merger Transactions.

(e)	Expected cash proceeds of $78.2 million from the sale of Megabox are excluded from the Merger Transactions sources and uses of funds but are included in cash and equivalents in the unaudited Pro Forma Condensed Consolidated Balance Sheet.

(2)	(a) Reflects the reclassification of Loews’ $13 million long-term deferred tax asset in Mexican tax jurisdictions to conform with AMC Entertainment’s presentation.

(b)   A full valuation allowance has been established for the AMCE U.S. tax jurisdiction deferred tax asset in conjunction with the Merger Transactions. Although AMCE’s operations supported the recorded value of these deferred tax assets in AMCE’s historical financial statements, our analysis of the pro forma historical and projected results of the Combined Company make it more likely than not that we will not be able to realize the value of these deferred tax assets. Accordingly, we have adjusted the unaudited pro forma condensed consolidated balance sheet to reflect the valuation allowance of $68.2 million. However, as this is an unusual one-time charge related to this transaction no adjustment has been reflected in the unaudited pro forma condensed consolidated statement of operations.

(3)	Reflects the write-off of deferred financing costs related to the following debt issuance:

Amount
(thousands of dollars)
Revolving loan of existing AMCE senior secured credit facility	$2,034

Total	$2,034

(4)

Purchase Price
(thousands of dollars)
Estimated fair value of AMCE shares issued for Loews	$509,070
Transaction fees	14,877

Total estimated purchase price	$523,947

Pro forma adjustments have been made to stockholder’s equity as follows in connection with the Merger Transactions:

	Purchase Price Pro Forma Adjustments
	(thousands of dollars)
Eliminate Loews additional paid-in-capital	$(422,774)
Estimated fair value of AMCE shares issued for Loews	509,070

Additional paid-in-capital	$86,296

Eliminate Loews other comprehensive loss	$(9,984)

Eliminate Loews accumulated deficit	$74,721

	Pro Forma Adjustments
	(thousands of dollars)
Divestitures	$(55,880	)(a)
Merger-related transaction expenses	(13,884)
Write off deferred financing costs	(2,034)
Valuation allowance AMCE deferred tax asset	(68,185)

Accumulated deficit	$(139,983)

(a) Represents the net book value of assets and liabilities expected to be disposed of to gain U.S. Department of Justice approval of the Mergers. We expect sales proceeds to approximate $67 million, but have not included them in our pro forma adjustments in our statement of operations pursuant to Article 11 of Regulation S-X. See Note 13.

The merger of AMCE and Loews is being treated as a purchase with AMCE as the accounting acquirer in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141 “Business Combinations.” The following is a summary of the preliminary allocation of the purchase price to the estimated fair values of assets and liabilities acquired in the merger of AMCE and Loews. Our allocations of purchase price were based on management’s judgment after evaluating several factors, including actuarial estimates for pension liabilities, market prices of our indebtedness, bid prices from potential buyers and a preliminary valuation assessment prepared by a valuation specialist.

Amounts
(thousands of dollars)
Cash and cash equivalents	$48,951
Other current assets	61,037
Property, net	833,698
Intangible assets, net	82,403
Goodwill	660,918
Deferred income taxes	2,024
Other long-term assets	68,178
Long-lived asset disposal group	113,033
Current liabilities	(140,449)
Corporate borrowings	(1,048,403)
Capital and financing lease obligations	(24,014)
Other long-term liabilities	(133,429)

Total estimated purchase price	$523,947

Our preliminary allocation of purchase price consisted primarily of:

(a)	a write up of property, net of $180.7 million to reflect estimated fair value of furniture, fixtures, equipment, leasehold improvements and real estate ($7.5 million of property, net is included in asset disposal group 4(e));

(b)	a write down of intangible assets, net of $70.0 million comprised principally of write downs of the Loews trademark/tradename of $85.4 million, write downs of the Cinemex tradename of $1.2 million offset by write ups for favorable leases of $3.2 million and Loews’ advertising contract for $13.4 million;

(c)	a recognition of net deferred tax liabilities in Mexican tax jurisdictions of $11.0 million;

(d)	a write down of other long-term assets of $27.5 million comprised of write downs of deferred charges on corporate borrowings of $30.4 million offset by write ups of software of $2.2 million and write ups of U.S. joint ventures of $0.7 million ($78.2 million of other long-term assets is included in asset disposal group 4(e));

(e)	a write up of long-lived asset disposal group of $30.4 million which included a joint venture interest in Megabox that was written up by $22.9 million (included in other long-term assets) and is expected to be sold for $78.2 million based on definitive sale agreements and a write up of $7.5 million on five theatres (included in property, net) expected to be disposed of to gain the approval of the Mergers by the Department of Justice;

(f)	a write up of current liabilities of $29.4 million which reflects the expected costs under a plan to involuntarily terminate or relocate approximately 230 employees of Loews in connection with the Merger transactions;

(g)	a net write up in corporate borrowing of $3.9 million to reflect the anticipated consent payment on the Loews Notes;

(h)	a write down of capital and financing lease obligations of $3.2 million as a result of remeasuring the liabilities at AMCE’s incremental borrowing rate; and

(i)	a write up of long-term liabilities of $11.6 million comprised of write ups for unfavorable leases of $19.7 million, a preacquisition contingency of $1.0 million related to indemnifications entered into in connection with the sale of Megabox, and a write up in pension and postretirement liabilities of $0.6 million to reflect the projected benefit obligation in excess of plan assets and eliminate any previously existing unrecognized net loss, unrecognized prior service cost and unrecognized transition obligation offset by a write off of deferred rent of $9.7 million.

(5)	Reflects reclassifications to conform Loews presentation to AMCE presentation.

(6)	Reflects purchase accounting and financing pro forma adjustments for the Marquee Transactions on December 23, 2004 and the Loews Transactions on July 31, 2004:

	AMC Entertainment		Loews
	52 Weeks Ended March 31, 2005	52 Weeks Ended September 29, 2005	52 Weeks Ended March 31, 2005
	(thousands of dollars)
Unfavorable lease and straight-line rent amortization	$(4,806)	$(1,518)	$—
Non-recurring transaction costs	(63,057)	(59,740)	(8,619)
Non-recurring financing costs	—	—	(7,738)
Management fee	—	—	(300)

	AMC Entertainment		Loews
	52 Weeks Ended March 31, 2005	52 Weeks Ended September 29, 2005	52 Weeks Ended March 31, 2005
	(thousands of dollars)
Depreciation and amortization:
FF&E and leasehold improvements	$21,933	$6,809	$4,200
Favorable leases	3,653	1,154	—
Software	694	219	—
Moviewatcher	8,101	2,558	—
Trademark	—	—	2,511
Goodwill	—	—	—

	$34,381	$10,740	$6,711

	AMC Entertainment
	52 Weeks Ended March 31, 2005	52 Weeks Ended September 29, 2005
	(thousands of dollars)
Interest Expense:
Corporate Borrowings:
9 1/2% Senior subordinated notes due 2011	$(849)	$(268)
9 7/8% Senior subordinated notes due 2012	(1,760)	(556)
8% Senior subordinated notes due 2014	120	38
Other long-term assets:
9 1/2% Senior subordinated notes due 2011	(276)	(108)
9 7/8% Senior subordinated notes due 2012	(439)	(124)
8% Senior subordinated notes due 2014	(337)	(10)

	$(3,541)	$(1,028)

(7)	Pro forma adjustments are made to the Unaudited Pro Forma Condensed Consolidated Statements of Operations for our contribution to National CineMedia, LLC. The historical revenues and expenses of National Cinema Network will be consolidated by National CineMedia, LLC as a result of our contribution to National CineMedia, LLC. The pro forma adjustments do not reflect any additional amounts of revenues or equity in earnings from National CineMedia, LLC. We expect that we should receive additional distributions from National CineMedia, LLC and equity in their earnings but have not included them in our pro forma adjustments pursuant to Article 11 of Regulation S-X.

(8)	Reflects the removal of Loews’ share of the equity loss from operations of its former German joint venture as a result of the sale of its interest in that joint venture to the former investors and the removal of Loews’ share of the equity earnings of its South Korean joint venture, Megabox, as a result of the expected sale of its equity investment in that joint venture:

	Loews	Loews	Loews
	52 Weeks Ended March 31, 2005	26 Weeks Ended September 29, 2005	52 Weeks Ended September 29, 2005
	(thousands of dollars)
Remove equity loss from German joint venture	$(1,882)	$—	$—
Remove equity in earnings from South Korean joint venture (Megabox)	3,959	3,194	4,285

	$2,077	$3,194	$4,285

(9)	Reflects change in interest expense for debt issued in connection with the Marquee Transactions on December 23, 2004 and the Loews Transactions on July 31, 2004:

	AMC Entertainment	Loews	Loews
	52 Weeks Ended March 31, 2005	52 Weeks Ended March 31, 2005	52 Weeks Ended September 29, 2005
	(thousands of dollars)
Interest Expense:
Senior floating rate notes due 2010 (8.75%)	$9,751	$—	$—
8 5/8% senior fixed rate notes due 2012	8,326	—	—
Rolled over interest	—	504	—
Revolving loan of existing Loews senior secured credit facility	—	522	—
Term loan of existing Loews senior secured credit facility	—	2,389	—
Loews Notes	—	9,431	—

	$18,077	$12,846	$—

	AMC Entertainment	Loews	Loews
	52 Weeks Ended March 31, 2005	52 Weeks Ended March 31, 2005	52 Weeks Ended September 29, 2005
	(thousands of dollars)
Amortization Expense:			—
Senior floating rate notes due 2010 (8.75%)	$451	$—	$—
8 5/8% senior fixed rate notes due 2012	398	—	—
Write off costs for bridge loan	—	(5,750)	(5,750)
Term loan of existing Loews senior secured credit facility	—	204	—
Loews Notes	—	477	—

	$849	$(5,069)	$(5,750)

Interest rates above used in the computation of pro forma interest expense are subject to change. For the computation of the initial interest rate on the senior floating rate notes, we have utilized a LIBOR rate, as of December 19, 2005, of 4.50%. In the event the interest rate on the senior floating rate notes increases or decreases by 0.125%, our annual earnings from continuing operations would decrease or increase by $154 thousand accordingly.

(10)	Reflects change in interest expense for debt to be issued in connection with the Merger Transactions:

	AMC Entertainment Inc.
	52 Weeks Ended March 31, 2005	26 Weeks Ended September 29, 2005	52 Weeks Ended September 29, 2005
	(thousands of dollars)
Interest Expense:
Debt to be issued in connection with the Mergers (term loan of new senior secured credit facility and new senior subordinated debt)	$79,625	$39,813	$79,625
Amortization Expense:
Term Loan of new senior secured credit facility	$1,257	$629	$1,257
Revolving loan of new senior secured credit facility	446	223	446
New senior subordinated debt	921	460	921

	$2,624	$1,312	$2,624

Interest rates above used in the computation of pro forma interest expense are subject to change. For the computation of the initial interest rate on the new senior secured term loan facility, we have utilized a LIBOR rate, as of December 19, 2005, of 4.50%, and for the new senior subordinated debt, we have assumed a fixed rate. In the event the interest rate on the new senior secured term loan facility notes increases or decreases by 0.125%, our annual earnings from continuing operations would decrease or increase by $488 thousand accordingly. In the event the interest rate on the new senior subordinated debt increases or decreases by 0.125%, our annual earnings from continuing operations would decrease or increase by $244 thousand accordingly.

	AMC Entertainment Inc.
	52 Weeks Ended March 31, 2005	26 Weeks Ended September 29, 2005	52 Weeks Ended September 29, 2005
	(thousands of dollars)
Interest Expense:
Term loan of existing Loews senior secured credit facility	$(26,492)	$(17,720)	$(31,915)
Loews Notes	(28,350)	(14,213)	(28,330)

	$(54,842)	$(31,933)	$(60,245)

	AMC Entertainment Inc.
	52 Weeks Ended March 31, 2005	26 Weeks Ended September 29, 2005	52 Weeks Ended September 29, 2005
	(thousands of dollars)
Amortization Expense:
Term loan of existing Loews senior secured credit facility	$(2,983)	$(1,412)	$(3,016)
Loews Notes	(1,428)	(737)	(1,357)

	$(4,411)	$(2,149)	$(4,373)

(11)	Represents interest expense and interest income of Marquee Holdings, Inc. from inception on July 16, 2004 through December 23, 2004 consolidated pursuant to FIN 46(R). Marquee Holdings, Inc. was deconsolidated as a direct result of the Marquee Transactions.

(12)	Reflects the elimination of interest expense, interest income and income tax provision of Marquee Inc. recorded by the Successor and also recorded by the Predecessor pursuant to FIN 46(R).

(13)	Exclusion of revenues and expenses and disposition of assets and liabilities for theatres expected to be disposed of to gain the approval of the Mergers by the U.S. Department of Justice:

	52 Weeks Ended March 31, 2005	26 Weeks Ended September 29, 2005	52 Weeks Ended September 29, 2005
	(thousands of dollars)
Revenues	$82,123	$38,909	$77,217
Cost of operations	53,151	26,219	51,001
Rent	15,848	7,490	15,056
Depreciation & amortization	7,109	3,131	6,650

As of September 29, 2005
(thousands of dollars)
Property, net	$67,267
Intangible assets, net	739
Other long-term liabilities	(12,126)

Net assets	$55,880

(14)	Pro forma adjustments are made to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for purchase accounting to reflect the following:

	52 Weeks Ended March 31, 2005	26 Weeks Ended September 29, 2005	52 Weeks Ended September 29, 2005	Estimated Useful Life	Balance Sheet Classification
	(thousands of dollars)
Depreciation and Amortization:
FF&E and leasehold improvements	$18,071	$9,036	$18,071	10 years	Property, net
Favorable leases	764	(355)	(1,446)	13 years	Intangibles, net
Software	746	373	746	3 years	Other long-term assets
Advertising contract(a)	3,338	1,669	3,338	3 years	Intangibles, net
Trademark	—	—	—	Indefinite	Intangibles, net
Goodwill	—	—	—	Indefinite	Goodwill

	$22,919	$10,723	$20,709

(a)

The amortization of the fair market value of this asset will reflect the pattern in which the economic benefits of the intangible asset are consumed or otherwise used up. Accordingly, we have calculated the consumption pattern of this asset by comparing the undiscounted cash flows for each year with the sum of the undiscounted cash flows generated by this asset to develop the ratio of the fair value of the asset that would be amortized during that period.

	52 Weeks Ended March 31, 2005	26 Weeks Ended September 29, 2005	52 Weeks Ended September 29, 2005
	(thousands of dollars)
Rent:
Unfavorable leases	$(4,490)	$(1,542)	$(2,380)

(15)	Represents the income tax impact, in U.S. tax jurisdictions at our statutory tax rate of approximately 40%. General and administrative expenses incurred that were directly related to the Marquee Transactions and the removal of equity in earnings related to the South Korean and German joint ventures have been treated as permanent differences for income tax purposes.

(16)	Represents the impact to the income tax provision as a result of establishing a full valuation allowance for the AMCE U.S. tax jurisdiction deferred tax asset in conjunction with the Merger Transactions. See (2)(b) for additional discussion.